                                 EXHIBIT 10.24

                              MYCOGEN CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN



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                              MYCOGEN CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN

  THIS AGREEMENT, made and entered into as of this _________ day of ________, 19___, by and between Mycogen Corporation, a California corporation, (hereinafter referred to as the "Corporation" or the "Employer") with offices located at 5501 Oberlin Drive, San Diego, California 92121-1718 and that executive employee indicated on the signature page hereto, an individual (hereinafter referred to as the "Employee").

WITNESSETH THAT:

  WHEREAS, the Employee is employed by the Corporation, and has been selected by the Corporation for participation in this plan; and

  WHEREAS, the Corporation recognizes the valuable services heretofore performed for it by the Employee and wishes to encourage Employee's continued employment; and

  WHEREAS, the Employee wishes to defer a certain portion of compensation payable to him; and

  WHEREAS, the Employer, at its sole discretion, may from time to time determine by Board of Directors resolution to make supplemental contributions to the retirement account established hereunder; and

  WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Corporation shall pay such deferred compensation to the Employee or his designated beneficiary; and

  WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained primarily to provide deferred compensation benefits for the Employee, a member of a select group of management or highly compensated employees of the Corporation for purposes of the Employee Retirement Income Security Act of 1974, as amended.

  WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Corporation shall pay such additional compensation to the Employee after his or her retirement or other termination of employment or any death benefit to beneficiaries after the Employee's death; and

  WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide deferred compensation benefits for the Employee, a member of a select group of management and highly compensated employees of the Corporation, for purposes of the Employee Retirement Income Security Act of 1974, as amended,

  NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     1. DEFINITION OF TERMS. Certain words and phrases are defined when first used in later paragraphs of this agreement. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:

       (a) Accrued Benefit. The sum of all Supplemental Compensation, as defined at paragraph 2., below, credited to the Employee's Retirement Account and due and owing to the Employee or any designated beneficiaries pursuant to this Agreement, together with

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     Additions thereto calculated as set forth in paragraph 3., hereof, minus any distributions made hereunder.

(b) Affiliate. Any corporation, partnership, joint venture, association, or similar organization or entity, the employees of which would be treated as employed by the Corporation under Section 414 (b) or 414 (c) of the Code.

(c) Agreement. This Agreement, together with any amendments or supplements, thereto.

(d)  Board of Directors. The Board of Directors of the Company.

(e) Code. The Internal Revenue Code of 1986, as amended or as it may be amended from time to time.

(f) Change of Control. A change of control of the Company within the meaning specified in Section 280G of the Code.

(g)  Early Retirement Date. The date the Employee attains the age of fifty-five
     (55).

(h)  Effective Date. The effective date shall be  July 15, 1997.

(i) Election of Contribution. A written notice filed by the Employer with the Treasurer of the Corporation in substantially the form attached hereto as Exhibit A, specifying the Annual Supplemental Sum to be credited to the Employee's Accrued Benefit.

(j) Election of Deferral. A written notice filed by the Employee with the chief financial officer or controller of the Corporation in substantially the form attached hereto as Exhibit A, Part 1, specifying the amount of Compensation to be deferred.

(k)  Fiscal Year. The taxable year of the Corporation.

(l)  Normal Retirement Date. The date the Employee attains the age of sixty-five
     (65).

(m) Plan Year. The calendar year: provided however that the first Plan Year shall be a period beginning on the date of execution of this Agreement and ending on December 31 of the same calendar year.

(n) Retirement Account. Book entries maintained by the Corporation reflecting the Accrued Benefit after application of the Vesting Percentage; provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, any designated beneficiaries or other beneficiaries under this Agreement. In determining the Retirement Account, the Accrued Benefit shall be multiplied by the Vesting Percentage set forth as Exhibit D hereto.

(o) Survivor Benefit. The Survivor Benefit shall be the greater of: (a) the amount set forth at Schedule 1, attached hereto, which may be updated from time to time by the Corporation, minus any distributions made hereunder, or
     (b) the Retirement Account. In either (a) the absence of any amount set forth at Schedule 1, or (b) in the event that the Employee's death is the result of suicide occurring within three years of the date of this Agreement, then the Survivor Benefit shall be equal to the Retirement Account.

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     (p)  Vesting Percentage. The Vesting Percentage set forth at Exhibit D, representing the portion of the Accrued Benefit which is payable under the terms of this Agreement, based on Years of Service. The Vesting Percentage is credited on the first day of each Plan Year following the Year of Service, e.g., vesting for the first Year of Service shall be credited on the first day of the second Year of Service. The Vesting Percentage shall be applied to each Supplemental Sum independently so that each annual contribution and related additions shall vest over a five year period, as set forth at Exhibit C, below, Provided However, that the entire Accrued Benefit shall vest in full upon the attainment by the Employee of a combined sum of Years of Service and age in the total amount of sixty-five (65)

     (q) Years of Service. A Plan Year in which the Employee is a full time employee of the Company for the entire Plan Year.


2.  DEFERRED COMPENSATION.

(a) Employee Deferrals (Election of Employee).

          Commencing on the Effective Date, and continuing through the date on which the Employee's employment terminates because of his death, retirement, disability, or any other cause, the Employee and the Corporation agree that the Employee shall defer into his Retirement Account the amount set forth in the Election of Deferral, Schedule A,
          Part 1,which the Employee would otherwise be entitled to receive from the Corporation in each Fiscal Year of the Corporation.

          The amount selected for deferral by the Employee pursuant to an Election of Deferral is referred to as the "Annual Deferral Sum". The amounts of compensation actually deferred, taking into account discontinuance of deferral pursuant to a Notice of Discontinuance, are hereinafter collectively included as the "Deferred Amounts". The Employee's Deferred Amounts shall be credited to the Employee's Retirement Account as of the dates such Deferred Amounts would, but for such deferral, be payable to the Employee.

          The Employee may elect an Annual Deferral Sum hereunder by filing an Election of Deferral. The initial Election of Deferral must be filed within one (1) day of the Effective Date of this Agreement. Such initial Election of Deferral, if any, shall be effective commencing with the following pay cycle. Thereafter, an Election of Deferral must be filed at least ten (10) days prior to the beginning of the Plan Year to which it pertains and shall be effective on the first day of the Plan Year following the filing thereof. The Employee may elect to defer a maximum Annual Deferral Sum of one hundred percent (100%) of base salary and one hundred percent (100%) of any incentive bonus. The minimum Annual Deferral Sum, if any is elected, shall be no less than one percent (1%) of Compensation.

(b)  Supplemental Deferral (Election of Employer)

          Commencing on the Effective Date, and continuing through the date on which the Employee's employment terminates because of death, normal retirement, disability, or any other cause, the Employer may at the discretion of the Board of Directors, make an Election of Contribution, as defined at paragraph 4., below. While the amount of the Election of Contribution shall be determined at the sole discretion and in such manner as the Board of Directors determines from time to time, the initial

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

          policies and procedures for determination of the amount of such Election of Contribution is set forth at Exhibit A, which may be amended at any time, Provided However, that the Initial Election of Contribution, set forth at Exhibit D shall continue in effect unless terminated or amended by the Board of Directors by subsequent termination or election.

          The amount credited pursuant to an Election of Contribution is referred to as the "Annual Supplemental Sum". The sum of all Annual Supplemental Sums set forth on all Elections of Contribution for the Employee are hereinafter collectively referred to as the "Supplemental Compensation". The Employee's Supplemental Compensation shall be credited to the Employee's Retirement Account as of the dates such Annual Supplemental Sum is approved, or otherwise stated to be credited by resolution of the Board of Directors of the Employer.

(c) Vesting

          The Employee shall vest and have a nonforfeitable right to all amounts credited to his or her Retirement Account as Supplemental Deferrals, and all Additions related thereto, in accordance with the schedule set forth at Exhibit C, attached hereto. In the event Exhibit C is not completed or there is a change in control of the Employer, the employee shall be immediately vested in all such amounts credited to his or her Retirement Account. For purposes of applying any vesting schedule, the Employee shall be considered as having a completed Year of Service for each complete year of full-time service with the Employer or an Affiliate, measured from the later of (1) the Employee's first date of employment or, (2) the date any amount is first credited to the Retirement Account of the Participant under this Agreement. To the extent that any Supplemental Deferrals credited to the Employee's Retirement Account are not vested at the time such amounts are otherwise payable to the Employee under paragraph 6. 7., 9., or 10., below, such amounts shall be forfeited.

3.  ADDITIONS TO DEFERRED AMOUNTS AND AMOUNT OF SUPPLEMENTAL.
    The Corporation agrees that it will credit Deferred Amounts in the Employee's Retirement Account with additions thereon ("Additions") from and after dates Deferred Amounts are credited to the Retirement Account. Additions to Deferred Amounts shall accrue commencing on the date the Retirement Account first has a positive balance and shall continue up to the date that the Retirement Account has been reduced to zero. Additions shall be calculated as an amount (the "As If Rate") equal to the yield that would be realized, including any dividends, interest, or other current yield, as well as any capital gain or loss based on an adjustment to fair market value on any date of calculation, as if hypothetically invested in whole or fractional shares in the assets set forth at Schedule 2 (the Calculation Assets), which may be changed at the sole discretion of the Employer, from time to time. The Employer shall have no obligation to actually acquire any of the Calculation Assets set forth at Schedule 2, and such return shall be only for purposes of calculating Additions to Deferred Amounts hereunder. The Employee shall have no rights in or to any Calculation Assets set forth at Schedule 2, as provided elsewhere in this Agreement. The As If Rate shall be adjusted on the last day of each fiscal quarter the plan year at the mean trading price of the Calculation Assets on such date or the first business date thereafter, as quoted in Barrons financial news publication, or in the absence of a quotation therein, in a similar publication or other authoritative valuation of the specified Calculation Assets. Any such designation of new Calculation Assets by the Employer must be in writing. For purposes of calculating Additions, it shall be assumed that the Calculation Assets is sold and the alternate Calculation Assets is purchased on the first business day following such revised designation by the Corporation.

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        Additions related to Supplemental Deferrals are subject to any Vesting
        Schedule attached hereto and determined by the Employer. Additions to Employee Deferrals are not subject to any Vesting Schedule.

     4. ELECTION TO MAKE CONTRIBUTION. The Corporation may make an Election of Contribution by action of the Board of Directors and set forth in a form of Election of Contribution as set forth at Exhibit A, Part 2, or such similar form of election as may be approved by the Board of Directors. Any Election of Contribution shall apply only to the amounts and years set forth in such Election of Contribution and shall not require any subsequent contributions beyond those set forth in such Election of Contribution, Provided However, that the Initial Election of Contribution at Exhibit D shall remain in effect unless subsequently terminated or amended by the Board of Directors.

     5. TERMINATION OF PLAN. The Employer may at any time during the term of this Agreement, modify, suspend or terminate this Agreement in any manner or at any time. Such modification, suspension or termination may not reduce the Employee's Retirement Account, but may alter modify, suspend or terminate future Annual Supplemental Sums and any other aspects of the Agreement.

     6. (a) RETIREMENT BENEFIT.   The Corporation agrees that, from and after
        the retirement of the Employee from the service of the Corporation upon reaching his or her Early Retirement Date or Normal Retirement Date, the Corporation shall thereafter pay as a retirement benefit ("Retirement Benefit") to the Employee in the amount of the Employee's entire Accrued Benefit in equal monthly installments for one hundred eighty
        (180) consecutive months, commencing on the first day of the calendar month immediately following the Employee's retirement; provided however, that the Employee may, at his or her sole option make one election prior to the time benefit payments begin to receive the Accrued Benefit in his or her Retirement Account in a lump sum or equal monthly installment payments over a shorter period of either one hundred twenty (120) or sixty (60) months, to be designated by him in writing (by delivery to the Corporation of a completed Exhibit D, or similar statement) than would otherwise apply, or in a single payment. The election referred to in the preceding sentence must be made at least one year prior to the date benefit payments begin and shall be irrevocable. In the event of such election by the Employee, the first designated monthly payment or the single payment, whichever applies, shall be due and payable on the first day of the calendar month immediately following the Employee's retirement. Monthly installment payments, if applicable, shall continue monthly thereafter, for the period designated by the Employee.

       (b) ELECTION OF BENEFITS UPON RETIREMENT DATE. The Employee shall have the option, upon attaining his or her Early Retirement Date or Normal Retirement Date, to elect to receive his or her Retirement Benefit, notwithstanding his or her continued employment with the Corporation after attaining the Early Retirement Date or Normal Retirement Date. The Employee's election to receive his or her Retirement Benefit notwithstanding continued employment must be made in writing at least one year prior to Early Retirement Date or Normal Retirement Date, whichever applies. The Retirement Benefit payable upon election pursuant to this paragraph 6. b. shall be the amount that would have been payable had the Employee retired from service with the Corporation as of the Early Retirement Date or Normal Retirement Date, whichever applies. Any such election shall be irrevocable, and shall result in the termination of the Employee's right to any further deferrals hereunder.

     7. DISABILITY RETIREMENT. Notwithstanding any other provision hereof, the Employee shall be entitled to receive payments hereunder prior to his or her Early Retirement Date or Normal Retirement Date, whichever applies, in any case in which it is

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        determined by a duly licensed physician selected by the Corporation that, because of ill health, accident, disability or general inability because of age, the Employee is no longer able, properly and satisfactorily, to perform his or her regular duties as an Employee. If the Employee's employment is terminated pursuant to this paragraph 7., the disability retirement benefit payable hereunder ("Disability Retirement Benefit") shall be that amount that would have been payable as a Retirement Benefit had the Employee attained his or her Normal Retirement Date on the date of the physician's disability determination. The Disability Retirement Benefit payable under this paragraph 7. shall be distributed in accordance with the provisions of paragraph 6.a. as if the Employee had retired on the date of the physician's disability determination.

     8. (a) DEATH BENEFIT PRIOR TO COMMENCEMENT OF RETIREMENT BENEFITS. In the event of the Employee's death while in the employment of the Corporation and prior to commencement of the Retirement Benefits or Disability Retirement Benefits, the Corporation shall pay as a survivor's benefit the Employee's entire Survivor Benefit in a single lump sum to the Employee's designated beneficiary (the "Beneficiary"), in accordance with the last such designation received by the Corporation from the Employee prior to death. provided however, that the Beneficiary may elect to receive the Survivor Benefit in either ten (10) or five (5) annual installments, to be designated in writing by such Beneficiary. If no such designation has been received by the Corporation from the Employee prior to death said payments shall be made to the Employee's then living spouse, if any, and if there is no such living spouse, then said payment shall be made to the living children of the Employee, if any, in equal shares, and if there is no surviving spouse or surviving children, then such payments shall be made to the estate of the Employee. Such payments shall be made on the first day of the second month following the Employee's death.

        (b) DEATH BENEFIT AFTER COMMENCEMENT OF BENEFITS. In the event of the Employee's death after commencement of Retirement benefits, Normal Retirement Benefits, or Disability Retirement Benefits, but prior to the completion of all such payments due and owing hereunder, the Corporation shall pay the balance of the Accrued Benefit in a single lump sum the Employee's designated beneficiary, in accordance with the last such designation received by the Corporation from the Employee prior to his or her death. If no such designation has been received by the Corporation from the Employee prior to death said payments shall be made to the Employee's then living spouse, if any, and if there is no such living spouse, then said payment shall be made to the living children of the Employee, if any, in equal shares, and if there is no surviving spouse or surviving children, then such payments shall be made to the estate of the Employee. Such payments shall commence on the first day of the second month following the Employee's death. At its sole option, the Corporation may pay the Employee's entire Accrued Benefit as a single lump sum.

     9. TERMINATION BENEFIT. In the event of either

           (a) the Employee's termination of employment with the Corporation before the Early Retirement Date for any reason, other than disability, retirement or death, or

           (b)  a Change of Control of the Employer,

        the Corporation shall pay to the Employee, as compensation for services rendered prior to such termination, an amount equal to the total Retirement Account (the Termination Benefit) in the manner pre-determined at the time of deferral and set forth in Exhibit A

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       (Part 1) Election of Deferral. In the absence of such designation a single lump sum shall be payable. The Termination Benefit shall be payable on the first day of the second month following the termination of the Employee's employment with the Corporation.

 10. HARDSHIP WITHDRAWAL. In the event the Employee suffers an unforeseen financial emergency, as defined hereafter, the Corporation may, if it deems advisable in its sole and absolute discretion, distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Retirement Account. The Corporation shall have exclusive authority to determine whether to make a hardship distribution, and the Corporation's decision shall be final and binding on all parties. Any hardship distribution shall, like all distributions, reduce the amounts available for subsequent distributions and be deducted from the Retirement Account. The Employee shall apply for such a Hardship Benefit in writing in a form approved by the Corporation and shall provide such additional information as the Corporation shall require. For purposes of this Paragraph, "unforeseen financial emergency" means an immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations Section 1.457-2(h) (4) and (5), resulting from any of the following, and in an amount not in excess of the amount needed to pay for the following unreimbursed expenses:

       (a) expenses which are not covered by insurance and which the Employee or his or her spouse or dependents (as defined in Code Section 152 (a)) has incurred as a result of, or is required to incur in order to receive, medical care described in Code Section 213 (d), as a result of a sudden or unexpected illness;

       (b) payment of funeral, marital dissolution and other costs recognized by the Company to pose an immediate and heavy financial need on the Employee, or

       (c) payment of extraordinary, unforeseeable expenses attributable to forces beyond the Employee's control in order to prevent eviction of the Employee from his or her principal residence or foreclosure on the mortgage of the Employee's principal residence.

       No distribution shall be made pursuant to this paragraph in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. Any distribution under this paragraph shall reduce the Retirement Account. Any distribution under this paragraph shall be limited to the lesser of either: (a) the amount designated by the Employee as a requested Hardship benefit in a form determined by the Company, or (b) Fifty Percent (50%) of the Retirement Account.

 11. IN SERVICE DISTRIBUTION. The lesser of either: (a) the In Service Distribution amount designated by the Employee on a validly submitted Election of Deferral in the form set forth at Exhibit A, or (b) the Accrued Benefit, shall be distributed in a lump sum on the In Service Distribution Date. The In Service Distribution Date shall be the later of either: (a) the In Service Distribution Date set forth at Exhibit A, or
       (b) a date 12 months after the Election Date as defined in this Agreement. No In Service Distribution shall be effective unless it is elected on an Election of Deferral submitted and dated as provided at Exhibit A.

 12. OFFSET FOR OBLIGATIONS TO CORPORATION. If, at such time as the Employee becomes entitled to benefit payments hereunder, the Employee has any debt, obligation or other liability representing and amount owing to the Corporation or an Affiliate of the Corporation, and if such debt, obligation or other liability is due and owing at the time

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       benefit payments are payable hereunder, the Corporation may offset the amount owing it or an Affiliate against the amount of benefits otherwise hereunder.

 13. BENEFICIARY DESIGNATION. The Employee shall have the right, at any time to submit in substantially the form attached hereto as Exhibit B, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof is acknowledged in writing by the Corporation.

 14. CLAIMS PROCEDURE. If any benefits become payable under this agreement, the Employee (or designated beneficiary in the case of the Employee's death) shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within ninety (90) days specifying the reason for the denial, the plan provisions on which the denial is based, and additional material or information necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

       If a claim is denied and a review is desired, the Employee (or designated beneficiary in the case of the Employee's death) shall notify the Corporation in writing within sixty (60) days after receipt of a written notice of a denial of a claim. In requesting a review plan documents and submit any written issues and comments her or she feels are appropriate. The Corporation shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for review. This decision shall state the specific reasons for the decision and shall include references to specific provisions on which the decision is based.

 15. ASSIGNMENT OF RIGHTS. Neither the Employee nor any designated beneficiary shall have any right to sell, assign, transfer, or otherwise convey the right to receive any payments hereunder without the prior written consent of the Corporation.

 16. NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to be a contract of employment for any term of years, nor as conferring upon the Employee the right to continue to be employed by the Corporation, in any capacity. It is expressly understood by the parties hereto that this Agreement relates exclusively to discretionary supplemental compensation as set forth in this Agreement. This Agreement is not intended to be an employment contract, or to obligate the Company to make any contribution of an Annual Supplemental Sum, other than as approved at the discretion of the Board of Directors.

 17. CONSTRUCTION OF AGREEMENT. Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program, or agreement which may be in effect between the parties hereto, or any other compensation payable to the Employee or the Employee's designated beneficiary by the Corporation.

 18. NO TRUST CREATED. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto, shall create, nor be construed to create, a trust of any kind of a fiduciary relationship between the Corporation and the Employee, the Employee's designated beneficiary, any other beneficiary of the Employee or any other person.

 19. BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS; UNSECURED GENERAL CREDITORS STATUS OF EMPLOYEE. The payments to the Employee, the Employee's designated beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Corporation; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Agreement. The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

       In the event that, in its sole discretion, the Corporation purchases an insurance policy or policies insuring the life of the Employee (or any other property) to allow the Corporation to recover the cost of providing the benefits, in whole, or in part, hereunder, neither the Employee, the Employee's designated beneficiary, any other beneficiary nor any other person shall have nor acquire any rights whatsoever therein or in the proceeds therefrom. The Corporation shall be the sole owner and beneficiary of any such policy or policies and, as such, shall possess and, may exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for the Employee or any other person nor as collateral security for any obligation of the Corporation hereunder.

   20. AMENDMENT. This Agreement may not be altered, amended, or revoked except by a written agreement signed by the Corporation and Employee.

   21. INTERPRETATION. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine shall include the feminine.

   22. MISCELLANEOUS.

       (a) The law of the State of California shall govern this Agreement.

       (b) In the event of a material change in Federal or State laws applicable to this Agreement, the Corporation may, in the Corporation's reasonable discretion, modify or terminate this Agreement. If the Corporation elects to terminate this Agreement, the Employee shall be entitled to receive the Retirement Account, as defined above.

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  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

  MYCOGEN CORPORATION



          By ___________________________





_____________________________
  (Witness)


_____________________________
  (Witness)



ATTEST:


  By____________________________

  Secretary




  By___________________________

  Employee


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===============================================================================

                                   SCHEDULE 1
                                SURVIVOR BENEFIT

===============================================================================






INITIAL SURVIVOR BENEFIT________________

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                                     -142-
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                              Mycogen Corporation

                   Executive Deferred Compensation Agreement


                        Schedule 2, Calculation Assets
--------------------------------------------------------------------------------

The Corporation agrees that it will credit Deferred Amounts in the Employee's Retirement Account with additions from and after dates Deferred Amounts are credited to the Retirement Account at the "As If" rate specified in the Agreement. In determining the "As If" calculation under the agreement the Company will utilize the following Calculation Assets, subject to the terms of the Agreement.

       FUND                                                Percentage
       -----------------------------------------------------------------------
       Merrill Lynch Institutional Fund                                    %
       -----------------------------------------------------------------------
       Merrill Lynch Corporate Bond High Income Fund                       %
       -----------------------------------------------------------------------
       Merrill Lynch Corporate Intermediate Term Fund                      %
       -----------------------------------------------------------------------
       Merrill Lynch Basic Value Fund                                      %
       -----------------------------------------------------------------------
       Merrill Lynch Growth Fund                                           %
       -----------------------------------------------------------------------
       Merrill Lynch Special Value Fund                                    %
       -----------------------------------------------------------------------
       Merrill Lynch Capital Fund                                          %
       -----------------------------------------------------------------------
       Merrill Lynch Global Balanced Allocation Fund                       %
       -----------------------------------------------------------------------
                                                                        100%
                                                          --------------------

       Mycogen Corporation __________________

       By __________________________      Date____________________

-------------------------------------------------------------------------------
                              MYCOGEN CORPORATION

                     EXECUTIVE DEFERRED COMPENSATION PLAN

            EXHIBIT A - (Part 1) ELECTION OF DEFERRAL (Page 1 of 2)
-------------------------------------------------------------------------------

1. I acknowledge that the terms and conditions of the Mycogen Corporation Executive Deferred Compensation Plan ("Agreement") have been explained to me, including the tax consequences of my decision to participate in the Agreement.

2. I agree to defer a portion of my current compensation, and to have that income paid to me at a later date pursuant to the terms and conditions of the Agreement, which is incorporated by reference, in its entirety, in this Election of Deferral Form.

3. I understand that this Election Form is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus.

4. I understand that any compensation I defer will be held as an asset of Mycogen Corporation, and will remain subject to the claims of the general creditors of Mycogen Corporation

ELECTION TO DEFER COMPENSATION
I hereby elect to defer (no less than 1% of Compensation, if any deferral is elected):

       __________ (A Stated Amount)

       _____% of my future salary

       _____% of my future bonus


       I understand that I may discontinue deferral of future compensation if notice is filed at least twenty (20) days prior to any 1st day of the first month, 1st day of the fourth month, 1st day of the seventh month, or 1st day of the tenth month of the Plan Year. Such Notice of Discontinuance shall be effective commencing with the 1st day of the first month, 1st day of the fourth month, 1st day of the seventh month, or 1st day of the tenth month of the Plan Year following filing in writing the change I desire. I also understand that if I discontinue deferral of future compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year. The foregoing Election is voluntarily made by me after reviewing the terms of the Agreement and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Agreement.

EXHIBIT A - (Part 1) ELECTION OF DEFERRAL (Page 2 of 2)

IN SERVICE DISTRIBUTION
I hereby elect to receive an in service distribution on the In Service Distribution Date specified below in the amount of the lesser of the Accrued Benefit, or the following amount:

AMOUNT: ____________________  (Insert Amount)






IN SERVICE DISTRIBUTION DATE:__________________ (At least 12 months after Effective Date)

IN SERVICE DISTRIBUTION. The lesser of either: (a) the In Service Distribution amount designated by the Employee on a validly submitted Election of Deferral in the form set forth at Exhibit A, or (b) the Accrued Benefit, shall be distributed in a lump sum on the In Service Distribution Date. The In Service Distribution Date shall be the later of either: (a) the In Service Distribution Date set forth at Exhibit A, or (b) a date 60 months after the Election Date defined by this Agreement . No In Service Distribution shall be effective unless it is elected on a Election of Deferral submitted as required by this Agreement.

TERMINATION BENEFIT DISTRIBUTION
Supersedes any previous distribution election and applies to all amounts deferred during the 1997 calendar year, adjusted for earnings, losses, and administrative expenses credited to or charged against the Employee's Account.

In the event of either

      (a) the Employees' termination of employment with the Corporation before the Early Retirement Date for any reason, other than disability, retirement, or death; or,

      (b)  a Change of Control of the Employer,

I wish to receive my 1997 deferrals in the following form: CHECK (i) OR (ii), BUT NOT BOTH. IF YOU CHECK (ii), YOU MUST INDICATE THE NUMBER OF YEARS OVER WHICH INSTALLMENT DISTRIBUTIONS SHOULD CONTINUE.

______(i)  lump sum;

_____(ii)  in _______ substantially equal annual installments.
           (N.B. must be at least 5 but no more than 15 years.)

This Election of Deferral is executed and Agreed:



__________________________________
  (Signature)

__________________________________
(Print Name)
__________________________________
(Social Security Number)

__________________________________(Election Date)
(Date)

Agreed:

Mycogen Corporation

By:__________________________


_______________
(Date)


-------------------------------------------------------------------------------

                 EXHIBIT A - ELECTION OF CONTRIBUTION (Part 2)
                 ---------------------------------------------



TO:    ___________________
       (NAME OF EMPLOYEE)

FROM:  MYCOGEN CORPORATION



     The Company hereby elects to contribute the amount of _______________, and
does credit such amount under the terms of the Mycogen Corporation,   Defined
Contribution Executive Deferred Compensation Plan (the "Plan"), as of the _______ day of ______________, 19__, on behalf of the Retirement Account of the above named Employee.


     This contribution is subject to the terms of the Plan.



  Mycogen Corporation


BY:___________________

Mycogen Corporation,

                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                       EXHIBIT B- BENEFICIARY DESIGNATION
                       ----------------------------------
I. _________________________ (Insert Employee's name as it appears in the Agreement.)

=============================================================================
II. The above-named Employee's Revocable Beneficiary under the Executive Deferred Compensation Agreement is set forth below:

___1.   Employee's spouse, ____________________, if living at Employee's death, if not, such of the children of the marriage of the Employee and said spouse as shall be then living, equally.

___2.   Employee's spouse, ____________________, if living at Employee's death, if not, such of the Employee's children as shall be then living, equally.

___3.   Such of the following children of the Employee as shall be living at the
Employee's death, equally: ____________________, ____________________,
____________________.

___If this space is checked, and if paragraph 1, 2 or 3 is checked, then the living children of any deceased child designed shall take the share, divided equally, which such child would have if living.

___4.   Employee's ____________________, if living at the Employee's death, if not, Employee's ____________________, if then living, if not, Employee's ____________________, if then living. (Insert relationship to Employee and name.)

___5.   Such of the following as shall be living at the Employee's death, equally:

Employee's______________________________________________________________________
________________________________________
(Insert relationship to Employee and name.)

___6.   Employee's ____________________, if living at Employee's death, if not, such of the following as shall be then living, equally:

Employee's______________________________________________________________________
________________________________________
(Insert relationship to Employee and name.)

___7.   Employee's_____________________________________________
____________________________________________________________
(Insert relationship to Employee and name.)

___8.   _____________________________________________, as trustee(s) or the successor trustee(s) under an Agreement dated _______________, 19__, made by and between (the Employee) (_______________) and said trustee(s), as now existing or hereafter amended, or if said trust is not in existence at the Employee's death, the executor(s) or administrator(s) of the Employee.

___9.   The trustee(s) or successor trustee(s) under the instrument probated as the Last Will and Testament of the Employee, or, if the Employee shall die intestate or shall leave a Will creating no trust, the executor(s) or administrator(s) of the Employee.

___10. Employee's executor(s) or administrator(s).

___11. _____________________________________________________, or its successors.
(Insert Name and address of firm or organization.)

===============================================================================

III. If any one of subparagraphs 1 through 7 of paragraph II above is applicable and if no individual beneficiary named is living at the Employee's death, the Beneficiary shall be the executor(s) or administrator(s) of the Employee.

IV. This Designation of Beneficiary revokes all prior designations and shall be effective as of the date it is filed with the Company. The Employee retains the right to revoke this Designation of Beneficiary.


Dated at _______________, State of _______________, on _______________, 19__.


_________________________
(Signature of Employee)


Witness:
_________________________

                               CONSENT OF SPOUSE





(Required in Community Property States)

          I hereby consent to the designation of the above beneficiary(ies) to receive the benefits payable under the MYCOGEN CORPORATION, EXECUTIVE DEFERRED COMPENSATION AGREEMENT a the result of the death of the above Employee and waive any and all rights necessary to provide the payment of such benefits to such beneficiary(ies).



 Dated at             , State of__________, on _______________, 19__.



_____________________________
(Signature of Spouse)


Witness:

_____________________________


FILING ACKNOWLEDGEMENT

    Filed with the records of the Company this ___ day of _______________, 19__.


By___________________________

______________________________
Title

                                   EXHIBIT C
                                   ---------


                              Mycogen Corporation

                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                                Vesting Schedule



     The Vesting Percentage set forth below represents the portion of each Annual Supplemental Sum, together with related Additions, which is payable under the terms of this Agreement, based on Years of Service. The Vesting Percentage is credited on the first day of each Plan Year following the Year of Service, e.g., vesting for the first Year of Service shall be credited on the first day of the Second Year of Service.


            Years of Service               Cumulative Vesting Percentage
            ----------------               -----------------------------
            Less than 12                   0%
            12 but less than 24            0%
            24 but less than 36            0%
            36 but less than 48            60%
            48 but less than 60            80%
            60 or more                     100%

                                   EXHIBIT D
                                   ---------

                              Mycogen Corporation
                              --------------------

                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                       INITIAL ELECTION OF CONTRIBUTION
                       --------------------------------

  Annual Supplemental Sum

       The Company hereby elects to contribute an amount equal to any Matching Contribution Deficiency, as defined below, and shall credit such amount
       under the terms of the Mycogen Corporation,   Defined Contribution
       Executive Deferred Compensation Plan (the "Plan"), as of the day the related Matching Contribution would have otherwise been made to the Mycogen Corporation deferred savings plan on behalf of the Employee, were in not for the limitation on the amount contributed by the Employee as a result of being characterized as a Highly Compensated Employee under Internal Revenue Code Section.

  Matching Contribution Deficiency

       The Company has adopted a deferred savings plan which allows each Employee to contribute fifteen percent (15%) of compensation on a pre-tax basis. Under the terms of the deferred savings plan, the Matching Contributions will be equal to one hundred percent (100%) of such individual's deferred savings contributions, to the extent those deferred savings contributions do not exceed two percent (25%) of his/her Eligible Earnings, and (ii) the Matching Contributions will be equal to twenty five percent (25%) of such individual's deferred savings contributions, to the extent those deferred savings contributions exceed two percent (2%) but not more than six percent (6%) of his/her Eligible Earnings. However, the aggregate Matching Contribution made on behalf of any Qualified Participant shall not exceed Two Thousand dollars ($2,000.00) per Plan Year. Highly Compensated Employees, as defined by the Internal Revenue Code, may be restricted as to the amount they may contribute to the deferred savings plan as a result of their status as Highly Compensated Employees, and therefore the related Matching Contribution that would otherwise have been contributed for their benefit may be restricted. The amount of the Matching Contribution that the Company is actually precluded from contributing and would otherwise have contributed to the deferred savings plan on behalf of the Employee, but for the application of the limitations on contributions by Highly Compensated Employees is referred to here as the Matching Contribution Deficiency.

     This contribution is subject to the terms of the Plan, and may be terminated or amended at the sole discretion of the Board of Directors, provided however, that this Initial Election of Contribution shall remain in effect from year to year unless terminated or amended by subsequent act of the Board of Directors.